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                                                                  Exhibit 10.4.2


                 SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT

       SECOND AMENDMENT TO REVOLVING CREDIT AGREEMENT (this "Amendment"), dated as of January 28, 2002 (the "Amendment Date"), between MERISTAR H & R OPERATING COMPANY, L.P. ("Borrower") and MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. ("Lender").


                                    RECITALS

       A. Lender and Borrower are parties to that certain Revolving Credit Agreement, dated as of August 3, 1998, as amended by Amendment to Revolving Credit Agreement dated as of February 29, 2000 (as so amended, the "Credit Agreement").

       B. Borrower; Societe Generale, Southwest Agency; as Arranger and Administrative Agent; Citibank/Salomon Smith Barney, as Syndication Agent; Lehman Brothers, Inc., as Documentation Agent; and the other lenders parties thereto are parties to that certain Senior Secured Credit Agreement, dated as of February 29, 2000, as amended by First Amendment to Senior Secured Credit Agreement, dated as of December 31, 2000, as further amended by Second Amendment to Senior Secured Credit Agreement, dated as of April 6, 2001 (the "Original Senior Credit Agreement").

       C. Contemporaneously with the execution of this Amendment, Borrower and the other parties to the Original Senior Credit Agreement are entering into that certain Third Amendment to Senior Secured Credit Agreement (the "Third Senior Amendment" and, together with the Original Senior Credit Agreement, the "Senior Credit Agreement").

       D. Borrower and Lender desire to amend the Credit Agreement in certain respects.

       NOW, THEREFORE, Borrower and Lender agree as follows:

       1. This Amendment shall become effective on the effective date of the Third Senior Amendment. If the Third Senior Amendment does not become effective on or before February 28, 2002, then this Amendment shall be null and void. If this Amendment shall become effective, then all of the provisions hereof shall be effective as of the Amendment Date.

       2. Sections 7.03 and 7.04 of the Credit Agreement are deleted in their entirety.

       3. Section 7.01 of the Credit Agreement is amended in its entirety to read as follows:

       "Section 7.01 Total Interest Coverage Ratio. Parent shall maintain at the
                     -----------------------------
end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart a Total Interest Coverage Ratio of not less than the amount set forth next to such dates:

Ending Date of Rolling Period                    Total Interest Coverage Ratio
-----------------------------                    -----------------------------

December 31, 1999 through June 30, 2001                            2.00 to 1.0
September 30, 2001                                                 1.50 to 1.0
December 31, 2001                                                  1.50 to 1.0

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March 31, 2002                                                       1.35 to 1.0
June 30, 2002                                                        1.45 to 1.0
September 30, 2002                                                   1.75 to 1.0
December 31, 2002 and thereafter                                     2.00 to 1.0

       4. Section 7.02 of the Credit Agreement is amended in its entirety to read as follows:

       "Section 7.02 Senior Interest Coverage Ratio. Parent shall maintain at
                     ------------------------------
the end of each Rolling Period for the Rolling Periods ending on the dates indicated in the following chart a Senior Interest Coverage Ratio of not less than the amount set forth next to such dates:

Ending Date of Rolling Period                    Senior Interest Coverage Ratio
-----------------------------                    ------------------------------

December 31, 1999 through June 30, 2001                              2.75 to 1.0
September 30, 2001                                                   2.50 to 1.0
December 31, 2001                                                    2.50 to 1.0
March 31, 2002                                                       2.35 to 1.0
June 30, 2002                                                        2.45 to 1.0
September 30, 2002                                                   3.00 to 1.0
December 31, 2002 and thereafter                                     3.50 to 1.0

       5. Section 7.05 of the Credit Agreement is amended in its entirety to read as follows:

       "Section 7.06 Leverage Ratio. Parent shall not on any date permit the
                     --------------
Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth next to such period:

Applicable Period                                                 Leverage Ratio
-----------------                                                 --------------

prior to October 1, 2001                                             4.00 to 1.0
from October 1, 2001 through March 31, 2002                          6.75 to 1.0
from April 1, 2002 through June 30, 2002                             8.25 to 1.0
from July 1, 2002 through September 30, 2002                         7.75 to 1.0
from October 1, 2002 through December 31, 2002                       6.50 to 1.0
On and after January 1, 2003                                         6.00 to 1.0

       6. Section 7.06 of the Credit Agreement is amended in its entirety to read as follows:

       "Section 7.07 Senior Indebtedness Leverage Ratio. Parent shall not on any
                     ----------------------------------
date permit the Senior Indebtedness Leverage Ratio to exceed during the applicable period indicated in the following chart the amount set forth next to such period:

Applicable Period                             Senior Indebtedness Leverage Ratio
-----------------                             ----------------------------------

prior to January 1, 2001                                             3.50 to 1.0
from January 1, 2001 through September 30, 2001                      3.00 to 1.0
from October 1, 2001 through March 31, 2002                          4.75 to 1.0
from April 1, 2002 through June 30, 2002                             5.00 to 1.0

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from July 1, 2002 through September 30, 2002                         4.75 to 1.0
from October 1, 2002 through December 31, 2002                       4.00 to 1.0
On and after January 1, 2003                                         3.50 to 1.0

       7. In any Fiscal Quarter until the Borrower delivers the Compliance Certificate setting forth the EBITDA for the previous Rolling Period, with respect to the Leverage Ratio and Senior Indebtedness Leverage Ratio tests, Parent shall remain subject to the applicable ratio limitation for the preceding Fiscal Quarter with the applicable test based upon the EBITDA for the previously reported Rolling Period.

       8.     (a)    The definition of "EBITDA" is amended by (i) adding the
phrase ", non-cash employee compensation up to $2,000,000 per Fiscal Year in the aggregate commencing with the 2002 Fiscal Year" after the word "amortization" and (ii) adding the phrase "plus, to the extent deducted in determining Net Income, deductions for minority interest attributable to the ownership interests in Borrower not owned directly or indirectly by Parent."

       (b) For purposes of calculating the Total Interest Coverage Ratio, Senior Interest Coverage Ration, Leverage Ratio and Senior Indebtedness Leverage Ratio, the EBITDA of Parent shall be adjusted to reflect the acquisition or disposition during the applicable Rolling Period of any Lease, Management Agreement or Investment in the manner and to the extent such adjustments are made in the definition of "Adjusted EBITDA" in the Senior Credit Agreement.

       9. The following definition is added to the Credit Agreement in proper alphabetical order:

       "Term Note" shall mean that certain Term Note, dated as of January 1, 2002 made by Borrower to the order of Lender in the amount of $13,069,000, which refinances in its entirety the amount shown on Parent's September 30, 2001 financial statements as "Due to MeriStar Hospitality Corporation."

       10. The definition of "Indebtedness" is amended by adding at the end of such definition the phrase "; provided that (i) the Indebtedness of the Parent and the Parent's Subsidiaries shall not include any indebtedness related to the Parent's or the Parent's Subsidiary's Investment with respect to the St. Louis Radisson Hotel and (ii) for purposes of the financial covenants the indebtedness evidenced by the Term Note shall only be deemed Indebtedness for financial covenant calculations which utilize the Parent's EBITDA for the Rolling Period ended March 31, 2002 and following Rolling Periods."

       11. The definition of Leverage Ratio is amended by deleting the semi-colon after the phrase "such date" in the third line thereof to a period and deleting the balance of the definition.

       12.    A.     Borrower and Lender acknowledge the provisions of paragraph
18 of the Third Senior Amendment amending clause (f) of Section 6.04 of the Senior Credit Agreement and agree that if Borrower is prevented from paying any interest to Lender by virtue of such provisions that such unpaid interest shall accrue and be payable on the Maturity Date or such earlier date on which Borrower may be permitted to pay the same pursuant to such provisions.

       B. Subject to the provisions of paragraph 12A of this Amendment and notwithstanding Section 2.05 of the Credit Agreement, Borrower and Lender agree that all interest accrued with respect to any Advance during any Fiscal Quarter shall, regardless of the Applicable Interest Period, be payable on the earlier of (i) the last day of such Fiscal Quarter or (ii) the Maturity Date.

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       13.    Section 4.05 of the Credit Agreement is amended by adding the phrase "Except as disclosed in Parent's filings with the Securities and Exchange Commission." at the end thereof.

       14. A new clause (ii) is added to Section 9.01(e) of the Credit Agreement reading as follows:

       "(ii) Borrower shall fail to make any payment of principal or interest with respect to the Term Note and such failure shall continue after any applicable grace period."

       14. Any defined terms used in this Amendment and not otherwise defined shall have the meanings given to them in the Credit Agreement.

       15. As amended hereby, the Credit Agreement is ratified and shall remain in full force and effect.

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

                            MERISTAR H & R OPERATING COMPANY, L.P.

                            By: MeriStar Hotels & Resorts, Inc., its general partner

                            By:  /s/ John Emery
                                 ---------------------------------
                                 Name:  John Emery
                                 Title: President and COO


                            MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P.

                            By: MeriStar Hospitality Corporation, its general partner

                            By:  /s/ John Emery
                                 ---------------------------------
                                 Name:  John Emery
                                 Title: President and COO



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